Business and asset acquisitions	12 Months Ended
Dec. 31, 2021
Business and asset acquisitions
Business and asset acquisitions

(4)   Business and asset acquisitions

Acquisition of Sonora Agropecuaria, S.A. de C.V.

On June 26, 2020, the Company acquired 54.80% of voting stock of Sonora Agropecuaria, S.A. de C.V. The operating results are included in the consolidated financial statements as of that date. Sonora Agropecuaria, S.A. de C.V. is dedicated to the processing and distribution of pigs, and has operations in the states of Sonora, Jalisco, Guanajuato, Mexico City and Yucatan, Mexico. The purchase price paid as a capital contribution amounted to $215,000.

The purchase of Sonora Agropecuaria, S.A. de C.V. benefits the “Other” segment as it will allow it to accelerate the pace of growth and continue advancing in the process of diversifying other animal proteins.

The assets acquired and the assumed liabilities of Sonora Agropecuaria, S.A. de C.V. were recognized based on the best estimate of their fair value at the acquisition date.

The fair value of the assets was determined using cost and market approaches. The cost approach, which estimates the value based on the current replacement cost of an asset by another asset of equal usefulness, was used mainly for plant and equipment. The market approach, in which the value of an asset is based on available market prices for comparable assets, was used mainly for real estate.

Due to their liquidity or short-term maturities, as appropriate, the Company concluded that Sonora Agropecuaria, S.A. de C.V.’s pre-acquisition carrying amounts for cash equivalents, accounts receivable, inventories, other current assets, accounts payable and other current liabilities approximate their fair value at the acquisition date.

Identifiable assets acquired and liabilities assumed

The following is a summary of the recognized amounts of acquired assets and assumed liabilities at the date, compared to the consideration paid:

Acquisition value

Current assets, other than inventories	$349,834
Inventories	123,959
Property, plant and equipment	383,680
Total assets	857,473
Current liabilities	(263,365)
Deferred income tax	(35,916)
Acquired net identifiable assets	558,192
Controlling interest	305,889
Non-controlling interest	252,303
Consideration paid	215,000
Bargain purchase gain (note 30)	$90,889

At the acquisition date, the non-controlling interest is measured on the basis of the proportional participation of the acquiree's identifiable net assets.

The bargain purchase gain arises because the net of fair value of the assets at the acquisition date exceeds the amount of the consideration transferred. The business strategies followed by the acquiree in the past resulted in a high cost structure and limited opportunity for improving profitability, resulting in a fair value of the business below that of its component parts. For this reason, a gain was recognized in other expense, net (see note 30) in the consolidated statement of profit or loss and other comprehensive income.

Had the acquisition occurred on January 1, 2020, consolidated revenues and consolidated profits for the year ended December 31, 2020 would have totaled $70,337,002 and $3,991,092, respectively. In determining these amounts, Management assumed that the provisional adjustments to fair value recognized at the date of acquisition would have been similar if the acquisition had occurred on January 1, 2020.

Costs related to acquisition.

During 2020, the Company incurred costs related to the acquisition of Sonora Agropecuaria, S.A. de C.V. of $1,704 corresponding to external legal fees and due diligence costs, which are included in other expenses in the Company’s consolidated statement of profit and loss and other comprehensive income.